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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITOR


ArchivalCD, Inc.:


         We hereby consent to the use in this registration statement on Form SB-2 of our report dated March 16, 2000, relating to the financial statements of ArchivalCD, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    CROSS AND ROBINSON



                                                    Certified Public Accountants
                                                    Tulsa, Oklahoma


April 4, 2000